UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                     December 3, 2003 (November 18, 2003)


                           Sport Supply Group, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware             001-10704            75-2241783
           ---------------        -----------          -------------
           (State or other        (Commission          (IRS Employer
           jurisdiction of        File Number)      Identification No.)
           incorporation)

                             1901 Diplomat Drive
                         Farmers Branch, Texas  75234
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)


             Registrant's telephone number, including area code:
                                (972) 484-9484

 Item 2.    Acquisition or Disposition of Assets.

      Effective November 18, 2003, Sport Supply Group, Inc., a Delaware corporation (the "Company"), sold all of the issued and outstanding capital stock of Athletic Training Equipment Company, Inc., a Delaware corporation ("ATEC") and wholly-owned subsidiary of the Company (the "ATEC Stock"), to Amer Sports Company, a Delaware corporation (the "Purchaser"), for a purchase price of $10,500,000. The purchase price was paid in full in cash at closing and was determined by arm's length negotiations between representatives of the Company and representatives of the Purchaser. The sale of the ATEC Stock was consummated pursuant to a Stock Purchase Agreement dated November 18, 2003, between the Company and the Purchaser (the "Purchase Agreement").

      Wilson Sporting Goods Co., a Delaware corporation and wholly-owned subsidiary of the Purchaser ("Wilson"), is a vendor to the Company. The Company's purchases from Wilson in the Company's most recent fiscal year, and the Company's expected purchases from Wilson in its current fiscal year, did not exceed and are not expected to exceed one percent (1%) of the Company's total cost of goods sold for such periods. The Company's relationship with Wilson is an arm's length relationship.


 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial Statements of Business Acquired.

           Not applicable.

      (b)  Pro Forma Financial Information.

      The following unaudited pro forma financial statements are based on our historical consolidated financial statements and have been adjusted to give effect to (i) the sale of ATEC Stock, which occurred on November 18, 2003 and (ii) the disposal of our Team Dealer locations in Enid, Oklahoma and Wichita, Kansas, which occurred on October 31, 2003 and November 7, 2003 respectively.

      The unaudited pro forma Consolidated Balance Sheet at September 26, 2003 has been prepared to reflect the sale of the ATEC Stock and the disposal of our Team Dealer locations in Wichita, Kansas and Enid, Oklahoma, as if these transactions had occurred on September 26, 2003.

      The unaudited pro forma Consolidated Statement of Operations for the fiscal year ended March 28, 2003 and the six month period ended September 26, 2003 have been prepared to present the results of our continuing operations as if the disposals had occurred at the beginning of each period presented. The disposal of our Team Dealer located in Little Rock, Arkansas occurred on July 15, 2003 and is already reflected in the Historical unaudited pro forma Statement of Operations as of September 26, 2003.

      The following consolidated pro forma financial statements should be read in conjunction with our consolidated financial statements and notes thereto that are incorporated by reference in our Annual Report on Form 10-K for the year ended March 28, 2003 and our consolidated financial statements and notes thereto that are incorporated by reference in our Quarterly Report on Form 10-Q for the six months ended September 26, 2003. In our opinion, all significant adjustments necessary to reflect the dispositions have been made.


                          SPORT SUPPLY GROUP, INC. AND SUBSIDIARIES
                             CONSOLIDATED PRO FORMA BALANCE SHEET
                                      September 26, 2003
                                          (Unaudited)


                                                                 ATEC            TDD           Pro Forma
                                              Historical     Disposition     Disposition     Consolidated
                                                  (A)            (B)             (C)
                                            -------------------------------------------------------------
 CURRENT ASSETS :
    Cash and equivalents                    $     787,352   $          -    $          -    $     787,352
    Accounts receivable:
       Trade, net                              15,147,330     (1,771,809)     (1,012,326)      12,363,195
       Other                                      349,333           (336)              -          348,997
    Inventories, net                           18,325,469     (2,894,778)     (1,781,036)      13,649,655
    Other current assets                          522,982        (74,649)         (4,583)         443,750
    Deferred tax assets                         1,525,472              -               -        1,525,472
    Net assets of discontinued operations         253,525              -       1,215,036        1,468,561
                                            -------------------------------------------------------------
       Total current assets                    36,911,463     (4,741,572)     (1,582,909)      30,586,982
                                            -------------------------------------------------------------

 DEFERRED CATALOG EXPENSES                      1,589,379        (49,325)              -        1,540,054

    Net PP&E                                    7,764,132       (206,116)       (117,513)       7,440,503

 DEFERRED TAX ASSETS                            3,974,753     (2,351,678)              -        1,623,075

 TRADEMARKS, less accumulated amortization      2,872,536              -               -        2,872,536

 OTHER ASSETS, less accumulated amortization      512,480              -          (1,964)         510,516
                                            -------------------------------------------------------------
                                            $  53,624,743   $ (7,348,691)   $ (1,702,386)   $  44,573,666
                                            =============================================================

 CURRENT LIABILITIES :
    Accounts payable                        $   7,760,037   $   (644,354)   $   (550,256)   $   6,565,427
    Other accrued liabilities                   4,393,145       (167,653)       (442,198)       3,783,294
    Notes payable and capital lease
      obligations, current                         72,287        (14,729)              -           57,558
                                            -------------------------------------------------------------
          Total current liabilities            12,225,469       (826,736)       (992,454)      10,406,279
                                            -------------------------------------------------------------
 NOTES PAYABLE                                 13,528,961    (10,526,163)              -        3,002,798

 STOCKHOLDERS' EQUITY :
    Preferred stock, par value $0.01                    -              -               -                -
    Common stock, par value $0.01                  93,624              -               -           93,624
    Additional paid-in capital                 48,101,331              -               -       48,101,331
    Accumulated deficit                       (16,523,360      4,004,208        (709,932)     (13,229,084)
    Treasury stock, at cost, 445,153 shares    (3,801,282)             -               -       (3,801,282)
                                            -------------------------------------------------------------
                                               27,870,313      4,004,208        (709,932)      31,164,589
                                            -------------------------------------------------------------
                                            $  53,624,743   $ (7,348,691)   $ (1,702,386)   $  44,573,666
                                            =============================================================

 (A)  Consolidated balance sheet as reported in our Form 10-Q for the quarter ended September 26, 2003.

 (B)  Reflects proceeds of approximately $10.5 million less closing costs from the November 2003 sale of ATEC stock.  The proceeds are reflected as a reduction of notes payable.  The resulting gain of approximately $4.0 million, after tax, is reflected as a reduction of accumulated deficit.
      The taxes provided for in this gain are reflected as a reduction to deferred tax assets.

 (C)  Reflects removal of disposition assets and other miscellaneous accounts for the November 2003 disposal of Team Dealer operations in Wichita, Kansas and Enid, Oklahoma.


                          SPORT SUPPLY GROUP, INC. AND SUBSIDIARIES
                        CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                         For the Six Months Ended September 26, 2003
                                       (UNAUDITED)


                                                                  ATEC        Team Dealer
                                                               Pro Forma       Pro Forma     Consolidated
                                              Historical       Adjustment      Adjustment     Pro Forma
                                                 (A)              (B)             (C)            (D)
                                            -------------------------------------------------------------
 Net revenues                               $  51,687,793    $  4,493,791    $  2,455,478   $  44,738,524

 Cost of sales                                 37,044,925       2,848,291       1,693,139      32,503,495
                                            -------------------------------------------------------------
   Gross profit                                14,642,868       1,645,500         762,339      12,235,029

 Selling, general & administrative expenses    14,171,971       1,235,355         819,139      12,117,477
                                            -------------------------------------------------------------
   Operating income (loss)                        470,897         410,145         (56,800)        117,552

 Interest expense                                (299,518)       (212,477)              -         (87,041)

 Other income (expense), net                       11,741             105           9,320           2,316
                                            -------------------------------------------------------------

   Income (loss) from continuing operations
     before income taxes                          183,120         197,773         (47,480)         32,827

 (Provision for) benefit of income taxes
     for continuing operations                    (68,909)        (74,363)         17,582         (12,399)
                                            -------------------------------------------------------------
 Income (loss) from continuing operations   $     114,211    $    123,410    $    (29,628)  $      20,428
                                            =============================================================

 Income (loss) from continuing operations
   Basic                                    $        0.01    $       0.01    $       0.00   $        0.01
   Diluted                                  $        0.01    $       0.01    $       0.00   $        0.01

 Weighted average common shares outstanding
   Basic                                        8,917,244       8,917,244       8,917,244       8,917,244
   Diluted                                      8,917,244       8,917,244       8,917,244       8,917,244



 (A) Consolidated Statement of Operations as reported in our Form 10-Q for the six months ended September 26, 2003.

 (B) Reflects the unaudited Statement of Operations for ATEC for the six months ended September 26, 2003, and includes a pro forma adjustment for a reduction in interest expense as if the sale had occurred at the beginning of the six month period. Interest was computed based on interest rates under our Loan Agreement in effect at the time of the sale.

 (C) Reflects the unaudited Statement of Operations for Enid, Oklahoma and Wichita, Kansas for the six months ended September 26, 2003.

 (D)  Consolidated Pro Forma is equal to the Historical less the ATEC Pro
      Forma Adjustments and less the TDD Pro Forma Adjustment.


                          SPORT SUPPLY GROUP, INC. AND SUBSIDIARIES
                        CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                          For the Twelve Months Ended March 28, 2003
                                         (UNAUDITED)


                                                                 ATEC         Team Dealer
                                                              Pro Forma        Pro Forma     Consolidated
                                              Historical      Adjustment       Adjustment     Pro Forma
                                                 (A)             (B)              (C)           (D)
                                            -------------------------------------------------------------
 Net revenues                               $ 102,617,413   $  10,864,873    $  7,279,642   $  84,472,898

 Cost of sales                                 72,588,247       6,757,437       5,119,641      60,711,169
                                            -------------------------------------------------------------
   Gross profit                                30,029,166       4,107,436       2,160,001      23,761,729

 Selling, general & administrative expenses    30,972,496       2,470,470       2,952,507      25,549,519
                                            -------------------------------------------------------------
   Operating income (loss)                       (943,330)      1,636,966        (792,506)     (1,787,790)

 Interest expense                                (629,026)       (426,758)              -        (202,268)

 Other income (expense), net                       11,398             213          (2,822)         14,007
                                            -------------------------------------------------------------
   Income (loss) from continuing operations
     before income taxes                       (1,560,958)      1,210,421        (795,328)     (1,976,051)

 (Provision for) benefit of income taxes
     for continuing operations                          -               -               -               -
                                            -------------------------------------------------------------
 Income (loss) from continuing operations      (1,560,958)  $   1,210,421    $   (795,328)  $  (1,976,051)
                                            =============================================================

 Income (loss) from continuing operations
   Basic                                    $       (0.18)  $        0.14    $      (0.09)  $       (0.22)
   Diluted                                  $       (0.18)  $        0.14    $      (0.09)  $       (0.22)

 Weighted average common shares outstanding
   Basic                                        8,917,244       8,917,244       8,917,244       8,917,244
   Diluted                                      8,917,244       8,917,244       8,917,244       8,917,244


 (A) Consolidated Statement of Operations as reported in our Form 10-K for the year ended March 28, 2003.

 (B)  Reflects unaudited Statement of Operations for ATEC for the year ended
      March 28, 2003 and includes a pro forma adjustment for a reduction in interest expense as if the sale would have occurred at the beginning of the twelve month period. Interest was computed based on interest rates under our Loan Agreement in effect at the time of the sale.

 (C)  Reflects the unaudited Statement of Operations for Enid, Oklahoma,
      Wichita, Kansas and Little Rock, Arkansas for the year ended
      March 28, 2003.

 (D)  Consolidated Pro Forma is equal to the Historical less the ATEC Pro
      Forma Adjustments and less the TDD Pro Forma Adjustment.



      (c)  Exhibits.

 Exhibit
 Number                         Description
 ------                         -----------

 *2.1 Stock Purchase Agreement, dated as of November 18, 2003, between the Company and the Purchaser.


 * The schedules to the Purchase Agreement were omitted in reliance upon Item 601(b)(2) of Regulation S-K. A description of each omitted schedule is included with the Purchase Agreement. The Company agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.


                                  SIGNATURES
                                  ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: December 3, 2003         SPORT SUPPLY GROUP, INC.


                                 By: /s/ Robert K. Mitchell
                                     -----------------------
                                     Robert K. Mitchell
                                     Chief Financial Officer

                              INDEX TO EXHIBITS
                              -----------------
 Exhibit
 Number                         Description
 ------                         -----------


 *2.1 Stock Purchase Agreement, dated as of November 18, 2003, between the Company and the Purchaser.


 * The schedules to the Purchase Agreement were omitted in reliance upon Item 601(b)(2) of Regulation S-K. A description of each omitted schedule is included with the Purchase Agreement. The Company agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.